NONRECOGNIZED SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
NONRECOGNIZED SUBSEQUENT EVENTS

NOTE 20:-        NON RECOGNIZED SUBSEQUENT EVENTS

The Company uses the U.S. dollar as the functional currency for its operations in Venezuela. On February 17, 2016, the Venezuelan government announced changes to its foreign exchange controls. Based on this announcement, The Company expects to begin using the SIMADI rate in the first quarter of 2016 to remeasure its net bolivar-denominated monetary assets, despite the possibly limited availability of U.S. dollars (notwithstanding the fact that it has been described as a free floating rate) and although the new SIMADI rate may not necessarily be reflective of economic reality. Re-measurement of the Company’s bolivar-denominated assets and liabilities due to changes in the exchange rate is recorded in earnings.

At the expected minimum new SIMADI rate of 202 bolivars per U.S. dollar, the Company estimates that it will bear insignificant foreign currency loss in the first quarter of 2016, which could increase if the bolivar continues to devalue in the new SIMADI market. Additionally the Company expects its revenues and expenses will be translated at the SIMADI rate beginning in the first quarter of 2016.